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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: February 28, 2003


                          BROADWING COMMUNICATIONS INC.
             (Exact name of registrant as specified in its charter)


            Delaware                      0-20803                 74-2644120
  (State or other jurisdiction          (Commission             (IRS Employer
       of incorporation)                File Number)         Identification No.)

     1122 Capital of Texas Highway South
                  Austin, TX                                        78746
   (Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (512) 328-1112


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FORM 8-K                                          BROADWING COMMUNICATIONS INC.


ITEM 2.   ACQUISITION OR DISPOSITION OF ASSET

Broadwing Inc. (NYSE: BRW) filed a Form 8-K on February 25, 2003 announcing that it reached an agreement to sell the assets of its broadband business, Broadwing Communications Services Inc., including the Broadwing name, to privately held C III Communications, LLC, for $129 million in cash. A copy of the Asset Purchase Agreement is attached as Exhibit 99(i).


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BROADWING COMMUNICATIONS INC.


                                      By: /s/ Jeffrey C. Smith
                                          --------------------------------------
                                          Jeffrey C. Smith
                                          Chief Human Resources Officer, General
                                          Counsel and Corporate Secretary



Date:  February 28, 2003